SUPPLEMENT DATED JUNE 2, 2017

TO THE PROSPECTUSES DATED MAY 1, 2017, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes changes to the (i) MainStay VP Janus Balanced Portfolio (the “MSVP Janus Portfolio”) and (ii) Janus Aspen Global Research Portfolio (the “Janus Portfolio,” together with the MSVP Janus Portfolio, the “Portfolios”), as applicable to your Prospectus.

On or about June 5, 2017, the Portfolios will be renamed as follows:

(i)	The MSVP Janus Portfolio will be renamed MainStay VP Janus Henderson Balanced Portfolio; and

(ii)	The Janus Portfolio will be renamed Janus Henderson VIT Global Research Portfolio.

All references to the MSVP Janus Portfolio and the Janus Portfolio, in the applicable Prospectuses, will be deleted and replaced with MainStay VP Janus Henderson Balanced Portfolio and Janus Henderson VIT Global Research Portfolio, respectively.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010